SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Silicon Storage Technology, Inc.
 (Name of Registrant as Specified in its Charter)

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SILICON STORAGE TECHNOLOGY, INC.
1171 Sonora Court
Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2003

TO THE SHAREHOLDERS OF SILICON STORAGE TECHNOLOGY, INC.:

Notice Is Hereby Given that the 2003 Annual Meeting of Shareholders of Silicon Storage Technology, Inc., a California corporation, will be held on Friday, June 20, 2003 at 2:00 p.m., local time, at our offices located at 1156 Sonora Court, Sunnyvale, California 94086 for the following purposes:

  To elect directors to serve for the ensuing year and until their successors are elected.
  To approve our 1995 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,500,000 to 31,750,000 shares.
  To approve our 1995 Non-Employee Directors' Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 150,000 to 950,000 shares.
  To approve our 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 to 6,000,000 shares.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 24, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors /s/ Jeffrey L. Garon JEFFREY L. GARON Secretary

Sunnyvale, California
April 30, 2003

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. SHARES MAY ALSO BE VOTED ON ELECTRONICALLY VIA THE INTERNET. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

SILICON STORAGE TECHNOLOGY, INC.
1171 Sonora Court
Sunnyvale, California 94086

PROXY STATEMENT
FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

June 20, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Silicon Storage Technology, Inc., a California corporation, for use at the Annual Meeting of Shareholders to be held on Friday, June 20, 2003 at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our offices located at 1156 Sonora Court, Sunnyvale, California 94086. We intend to mail this proxy statement, accompanying proxy card, and our 2002 Annual Report on or about May 15, 2003, to all shareholders entitled to vote at the Annual Meeting. If your shares are held in a bank or brokerage account, you may be eligible to vote your proxy electronically. Please refer to the enclosed voting form for instructions.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees. No additional compensation will be paid to our directors, officers, or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of our Common Stock at the close of business on April 24, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 24, 2003 we had outstanding and entitled to vote 94,349,473 shares of Common Stock.

Each holder of record of our Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purposes in determining whether a matter is approved.

Voting via the Internet or by Telephone

Shareholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The telephone and Internet voting procedures below are designed to authenticate shareholders' identities, to allow shareholders to grant a proxy to vote their shares and to confirm that shareholders' instructions have been recorded properly. Shareholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

For Shares Registered in Your Name

Shareholders of record may go to http://www.voteproxy.com to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than our proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

General Information for All Shares Voted Via the Internet or by Telephone

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time on June 19, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive offices, 1171 Sonora Court, Sunnyvale, California 94086, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, proposals of shareholders that are intended to be presented at our 2004 Annual Meeting of Shareholders must be received by us not later than Friday, January 16, 2004 in order to be included in the Proxy Statement and proxy relating to the 2004 Annual Meeting. Pursuant to our bylaws, shareholders who wish to bring matters or proposed nominees for director at our 2004 Annual Meeting of Shareholders must provide specified information to us between January 21, 2004 and February 20, 2004. Shareholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice shareholder proposals and director nominations.

Electronic Delivery of Shareholder Communications

Registered and beneficial shareholders now have the option to receive shareholder material electronically. By signing up for electronic delivery of shareholder material such as the Annual Report and Proxy Statement, shareholders will receive e-mail notification as soon as the shareholder material becomes available online without having to wait for the material to arrive in the mail. To sign up for electronic delivery of our future Annual Report and Proxy Statement, please visit our web site at http://www.sst.com/investors/edelivery.xhtml. Shareholder enrollment will be effective until cancelled. Shareholders may call SST Investor Relations at (408) 735-9110 for questions about electronic delivery.

Householding of Proxy Materials

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct your written request to SST Investor Relations, via facsimile at (408) 735-9036. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

PROPOSAL 1

ELECTION OF DIRECTORS

There are five nominees for the five Board positions presently authorized in our bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently one of our directors, all five having been elected by the shareholders.

Shares represented by the executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve.

The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected to our Board of Directors. The names of the nominees and certain information about them are set forth below:
Name	Age	Position
Bing Yeh (1)(4)	52	President, Chief Executive Officer and Director
Yaw Wen Hu	53	Senior Vice President, Operations and Process
		Development and Director
Tsuyoshi Taira (1)(2)(3)	64	Director
Yasushi Chikagami (1)(2)(3)	64	Director
Ronald Chwang (1)(2)(3)	54	Director

_______________________________

(1) Member of Compensation Committee
(2) Member of Audit Committee
(3) Member of Stock Option Committee
(4) Sole Member of Non-Officer Stock Option Committee

Bing Yeh, one of our co-founders, has served as our President and Chief Executive Officer and has been a member of our board of directors since our inception in 1989. Prior to that, Mr. Yeh served as a senior research and development manager of Xicor, Inc., a nonvolatile memory semiconductor company. From 1981 to 1984, Mr. Yeh held program manager and other positions at Honeywell Inc. From 1979 to 1981, Mr. Yeh was a senior development engineer of EEPROM technology of Intel Corporation. He was a Ph.D. candidate in Applied Physics and earned an Engineer degree at Stanford University. Mr. Yeh holds a M.S. and a B.S. in Physics from National Taiwan University.

Yaw Wen Hu, Ph.D., joined us in July 1993 as Vice President, Technology Development. In 1997, he was given the additional responsibility of wafer manufacturing and, in August 1999, he became Vice President, Operations and Process Development. In January 2000, he was promoted to Senior Vice President, Operations and Process Development. Dr. Hu has been a member of our board of directors since September 1995. From 1990 to 1993, Dr. Hu served as deputy general manager of technology development of Vitelic Taiwan Corporation. From 1988 to 1990, he served as FAB engineering manager of Integrated Device Technology, Inc. From 1985 to 1988, he was the director of technology development at Vitelic Corporation. From 1978 to 1985, he worked as a senior development engineer in Intel Corporation's Technology Development Group. Dr. Hu holds a B.S. in Physics from National Taiwan University and a M.S. in Computer Engineering and a Ph.D. in Applied Physics from Stanford University.

Tsuyoshi Taira has been a member of our board of directors since July 1993. Mr. Taira served as president of Sanyo Semiconductor Corporation from 1986 to 1993. Mr. Taira was chairman of the Sanyo Semiconductor Corporation from 1993 to 1996. Mr. Taira left the Sanyo Semiconductor Corporation in August 1996. Mr. Taira currently owns and runs a marketing and management consulting company, Tazan International, Inc. Mr. Taira holds a B.S. from Tokyo Metropolitan University.

Yasushi Chikagami has been a member of our board of directors since September 1995. Mr. Chikagami has been chairman of Arise, Inc. since 2000. Mr. Chikagami has also served as director of World Peace Group International Ltd. since 2002 and Trident Microsystems, Inc. since 1993. Mr. Chikagami holds a B.S. in Agricultural Engineering from Taiwan University and a M.S. in engineering from University of Tokyo.

Ronald Chwang, Ph.D., has been a member of our board of directors since June 1997. Dr. Chwang has been the Chairman and President of Acer Technology Ventures, America, a venture capital management company, since 1997. Dr. Chwang currently serves actively on the board of directors of several private companies. He also serves on the board of ALi Corporation (previously called Acer Laboratories Inc.), Ambit Microsystems Corp. in Taiwan and ATI Technologies Inc. in Canada since February 2003. From 1986 to 1997, Dr. Chwang was with various Acer entities, serving in executive positions leading business units engaged in ASIC products, computer peripherals, and Acer-Altos server system, including from 1992 to 1997 as president and chief executive officer of Acer America Corporation. Before joining the Acer entities, Dr. Chwang worked for several years in development and management positions at Intel in Oregon and Bell Northern Research in Ottawa, Canada. Dr. Chwang holds a B.S. in Electrical Engineering from McGill University and a Ph.D. in Electrical Engineering from the University of Southern California.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Board Committees and Meetings

During the year ended December 31, 2002, the Board of Directors held five meetings. Messrs. Taira and Chwang attended four of the meetings of the board of directors; and Messrs. Chikagami, Hu and Yeh attended all five meetings. Attendance was either in person or by telephonic conference. In addition, the Board of Directors acted by unanimous written consent one time during fiscal 2002. The Board has a Compensation Committee, Audit Committee, Stock Option Committee and a Non-Officer Stock Option Committee.

The Compensation Committee makes recommendations concerning the salaries and benefits of all our officers and reviews general policy relating to compensation and benefits of our employees, except for the issuance of stock options and other awards under our equity incentive plans. The Compensation Committee is composed of three non-employee directors: Messrs. Taira, Chikagami and Chwang, and one employee director, Mr. Yeh. The Compensation Committee met four times during fiscal 2002. Of these four meetings, Mr. Taira attended three meetings and Messrs. Chikagami, Chwang and Yeh attended all four meetings.

The Audit Committee reviews our internal accounting procedures, reviews the services provided, and meets and consults with our independent auditors. The Audit Committee is composed of three non-employee directors: Messrs. Taira, Chikagami and Chwang. The Audit Committee met four times during fiscal 2002. Of these four meetings, Messrs. Taira and Chikagami attended three meetings; and Mr. Chwang attended all four meetings. All members of our Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the NASD listing standards.

The Stock Option Committee administers the issuance of stock options and other awards under our 1995 Equity Incentive Plan. The Stock Option Committee is composed of three non-employee directors: Messrs. Taira, Chikagami and Chwang. The Stock Option Committee met four times during fiscal 2002. Mr. Taira attended three meetings and Messrs. Chikagami and Chwang attended all four meetings.

The Non-Officer Stock Option Committee administers the issuance of stock options consisting of not more than 36,000 shares per stock option grant under our 1995 Equity Incentive Plan to non-officer employees. The Non-Officer Stock Option Committee is composed of one employee director: Mr. Yeh, our President and Chief Executive Officer. The Non-Officer Stock Option Committee acted by unanimous written consent fifteen times during fiscal 2002.

PROPOSAL 2

APPROVAL OF 1995 EQUITY INCENTIVE PLAN, AS AMENDED

In October 1995, the Board of Directors adopted, and the shareholders subsequently approved, our 1995 Equity Incentive Plan, or the Incentive Plan, as an amendment and restatement of our 1990 Stock Option Plan. As a result of a series of amendments, as of March 31, 2003, 30,250,000 shares were reserved for issuance under the Incentive Plan. In April 2003, our Board amended the Incentive Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the Incentive Plan by 1,500,000 shares to 31,750,000 shares.

As of March 31, 2003, options to purchase a total of 9,989,000 shares, net of cancelled or expired options, were outstanding under the Incentive Plan. In addition, options to purchase 4,874,000 shares, plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options, remained available for future grant under the Incentive Plan. During fiscal 2002, under the Incentive Plan, we granted to all current officers as a group, options to purchase 84,000 shares at exercise prices of $3.65 to $8.44 per share, and granted to all employees, excluding officers, as a group, options to purchase 1,239,000 shares at exercise prices of $3.65 to $10.80 per share. See "Compensation - Stock Option Grants and Exercises" for further information on option grants to officers.

Shareholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, will be required to approve the Incentive Plan, as amended. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Incentive Plan are outlined below:

General

The Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees, officers and employee directors. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

Purpose

The Incentive Plan was adopted to provide a means by which employees of, and consultants to, us and our affiliates could be given an opportunity to receive our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success. All of our employees as of March 31, 2003 and our consultants are eligible to participate in the Incentive Plan.

Administration

The Incentive Plan is administered by our Board of Directors. The Board has the power to construe and interpret the Incentive Plan, subject to the provisions of the Incentive Plan:

    to determine the persons to whom and the dates on which awards will be granted;
    what type of award will be granted, the number of shares to be subject to each award;
    the time or times during the term of each award within which all or a portion of such award may be exercised;
    the exercise price;
    the type of consideration; and
    other terms of the award.

The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board has delegated the granting of stock options to our officers to the Stock Option Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Stock Option Committee as well as to the Board of Directors itself. The Stock Option Committee has delegated to the Non-Officer Stock Option Committee to administer the issuance of options to non-officer employees where the number of options does not exceed 36,000 shares per occurrence.

Eligibility

Incentive stock options may be granted under the Incentive Plan only to our employees, including our officers and employees of our affiliates. Consultants and employees, including our officers, are eligible to receive awards other than incentive stock options under the Incentive Plan. Directors who are not salaried employees of, or consultants to, us or to any affiliate are not eligible to participate in the Incentive Plan.

No option may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year, under all of our and our affiliates' such plans may not exceed $100,000.

Shares Subject to the Incentive Plan

Subject to shareholder approval of this Proposal 2, an aggregate of 31,750,000 shares of our Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Incentive Plan.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options may be less than 100% of the fair market value of the stock on the date of grant and shall be determined by the Board. For additional information see the section above entitled "Eligibility."

In the event of a decline in the value of our Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. We last provided that opportunity to employees in April 1997. To the extent required by Section 162(m), an option re-priced under the Incentive Plan is deemed to be cancelled and a new option granted. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

The exercise price of options granted under the Incentive Plan must be paid either:

    in cash at the time the option is exercised;
    at the discretion of the Board, by delivery of other shares of our Common Stock, or pursuant to a deferred payment arrangement; or
    in any other form of legal consideration acceptable to the Board.

Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 25% on the first anniversary of the grant and 1/48th per month (25% per year) thereafter during the optionee's employment or service as a consultant (hire-on grants and promotion grants) or monthly over a twelve month period (performance grants and stock replenishment grants). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised, and certain other events such as a change in our ownership may accelerate the vesting of options. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows us to repurchase shares not yet vested at their exercise price should the optionee leave our employ before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned shares of our stock or by a combination of these means.

Term. The maximum term of options under the Incentive Plan is ten years, except that in certain cases the maximum term is five years. Options under the Incentive Plan terminate three months after the optionee ceases to be an employee, director or consultant of ours or any of our affiliates, unless:

    the termination of employment as an employee, director or consultant is due to such person's permanent and total disability, as defined in the Code, in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination;
    the optionee dies while an employee, director or consultant of ours or any of our affiliates, or within three months after termination of such employment as an employee, director, or consultant, in which case the option may, but need not, provide that it may be exercised, to the extent the option was exercisable at the time of the optionee's death, within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or
    the option by its terms specifically provides otherwise.

Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting or director relationship. The option term also may be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Terms of Stock Bonuses and Purchases of Restricted Stock

Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board, but the purchase price may not be less than 85% of the fair market value of our Common Stock on the date of purchase. The purchase price of stock pursuant to a stock purchase agreement must be paid either:

    in cash at the time of purchase;
    at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or
    in any other form of legal consideration that may be acceptable to the Board in its discretion.

Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to us or for our benefit.

Repurchase. Shares of Common Stock sold or awarded under the Incentive Plan may, but need not, be subject to a repurchase option in favor of us in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to us or one of our affiliates, we may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between us and such person.

Stock Appreciation Rights

The Board may grant stock appreciation rights to our and our affiliates' employees, directors or consultants. The Incentive Plan authorizes three types of stock appreciation rights.

Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash. Tandem stock appreciation rights tied to incentive stock options may be granted to employees only.

Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash. Concurrent stock appreciation rights tied to incentive stock options may be granted to employees only.

Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of Common Stock or a combination thereof.

Repricing. In the event of a decline in the value of our Common Stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced stock appreciation rights with new lower priced stock appreciation rights. To the extent required by Section 162(m) of the Code, a repriced stock appreciation rights is deemed to be canceled and a new stock appreciation rights granted. Both the stock appreciation rights deemed to be canceled and the new stock appreciation rights deemed to be granted will be counted against the Section 162(m) limitation.

Adjustment Provisions

If there is any change in the stock subject to the Incentive Plan or subject to any award granted under the Incentive Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding awards.

Effect of Certain Corporate Events

The Incentive Plan provides that, in the event of our dissolution or liquidation, a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to awards held by persons then performing services as employees, directors, or consultants, the time during which such awards may be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Amendment and Termination

The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 12, 2009.

The Board also may amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by our shareholders within twelve months before or after its adoption by the Board if the amendment would:

    modify the requirements as to eligibility for participation, to the extent such modification requires shareholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 or the Securities Exchange Act of 1934;
    increase the number of shares reserved for issuance upon exercise of options; or
    change any other provision of the Incentive Plan in any other way if such modification requires shareholder approval in order to satisfy the requirements of Section 422 of the Code or any Nasdaq National Market listing requirements.

The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restrictions on Transfer

Under the Incentive Plan, an incentive stock option may not be transferred by the optionee other than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option or an independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In any case, an optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the methods applicable to the underlying option. In addition, any shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

There generally are no federal income tax consequences to the optionee or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may subject the optionee to an alternative minimum tax liability.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, a "disqualifying disposition," at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (1) the excess of the stock's fair market value on the date of exercise over the exercise price, or (2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences.

There are no tax consequences to the optionee or to us by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock. Such gain or loss will be long-term or short-term depending on the length of time that the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who are subject to Section 16(b) of the Securities Exchange Act of 1934.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares, or cash in lieu of shares, received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to a covered employee in a taxable year to the extent that non-performance-based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year in which case we would not be entitled to a deduction for the excess amount.

PROPOSAL 3

APPROVAL OF 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

In October 1995, the Board of Directors adopted, and the shareholders subsequently approved, our 1995 Non-Employee Directors' Stock Option Plan, or the Directors' Plan. The Directors' Plan provides a means by which each director who is not otherwise an SST employee will be given an opportunity to purchase our stock. As a result of a series of amendments, as of March 31, 2003, 800,000 shares of Common Stock were reserved for issuance under the Directors' Plan. In April 2003, our Board amended the Directors' Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the Directors' Plan by 150,000 shares to 950,000 shares.

As of March 31, 2003, options to purchase a total of 226,000 shares, net of cancelled or expired options, were outstanding and exercisable under the Directors' Plan at a weighted average price of $11.53 per share, and options to purchase 335,000 shares had been exercised under the Directors' Plan at a weighted average exercise price of $2.32 per share. During 2002, we granted options covering 18,000 shares to each of Messrs. Taira, Chikagami and Chwang at an exercise price of $8.16 per share. As of March 31, 2003, options to purchase 239,000 shares, plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of the options, remained available for future grants under the Directors' Plan.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, will be required to approve the Directors' Plan, as amended. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

The essential features of the Directors' Plan are outlined below:

General

The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See the section below entitled "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Purpose

The purpose of the Directors' Plan is to provide a means by which each director who is not otherwise an SST employee or an employee of our affiliates will be given an opportunity to purchase our stock. We believe the Directors' Plan is necessary in order to secure and retain the services of non-employee directors, and to provide incentives for such persons to exert maximum efforts for our success.

Administration

The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option. The Board has the power, which it has not yet exercised, to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

Shares Subject to the Directors' Plan

Subject to shareholder approval of this Proposal 3, the shares reserved for issuance under the Directors' Plan shall not exceed an aggregate of 950,000 shares of our Common Stock. If any option granted under the Directors' Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Directors' Plan.

Eligibility

The Directors' Plan provides that options may be granted only to non-employee directors. A "non-employee director" is defined in the Directors' Plan as a director who is not an employee of or consultant to SST or any of our affiliates.

Non-Discretionary Grants

Each person who is elected for the first time to be a non-employee director automatically shall be granted, upon the date of initial election to be a non-employee director by the Board or shareholders, an option to purchase 45,000 shares of our Common Stock. On the date of each annual meeting, each person who is then a non-employee director and continuously has been a non-employee director since our annual meeting in the immediately preceding year automatically shall be granted an option to purchase 18,000 shares of our Common Stock. Non-employee directors who join the Board mid-year will be given an option to purchase a pro-rata amount of shares of Common Stock based on the number of days the person has continuously served with 18,000 shares representing the full year.

Option Provisions

Each option expires 10 years from the date of grant unless terminated earlier due to the death or termination of service. Upon the death of the optionee, the option expires after 18 months. Upon the termination of service of the optionee for any reason other than death, or for no reason, the option expires after 12 months. The exercise price of each option shall be 100% of the fair market value of the stock subject to such option on the date such option is granted. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price either by payment of the exercise price per share in cash at the time of exercise; or by delivery of shares of Common Stock already owned by the optionee, or by a combination of the two methods. Options granted prior to April 1999 vest ratably over four years from the date of grant. Options granted after April 1999 are fully vested and exercisable upon the date of grant.

Effect of Certain Corporate Events; Adjustments Upon Changes in Stock

The Directors' Plan provides for appropriate adjustments of the number of shares subject to outstanding options and the exercise price in the event the Company's shares are changed by reason of a subdivision or consolidation of shares, stock split or other similar corporate transaction. In the event of our dissolution, liquidation or sale of substantially all of our assets, or a merger or consolidation in which we are not the surviving corporation or other change in control transaction as identified in the Directors' Plan, all options issued prior to January 1, 1999 shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

Amendment of the Plan

The Board at any time may amend the Directors' Plan, provided, however, that the Board shall not amend the plan more than once every 6 months, with respect to the provisions of the Directors' Plan which relate to the amount, price and timing of grants, unless as needed to comply with the Code. Except as provided for adjustments upon changes in stock, described above, no amendment shall be effective unless approved by our shareholders within 12 months before or after the adoption of the amendment, where the amendment will increase the number of shares, modify the requirements as to eligibility for participation, or if shareholder approval is required for Directors' Plan modifications under the Code or federal securities laws.

Termination or Suspension of the Plan

The Board in its discretion, may suspend or terminate the Directors' Plan at any time. No options may be granted under the Directors' Plan while it is suspended or after it is terminated. Rights and obligations under any option granted while the Directors' Plan is in effect shall not be impaired by suspension or termination of the Directors' Plan, except with the consent of the person to whom the option was granted.

Federal Income Tax Information

Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences.

There are no tax consequences to the optionholder or to us by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option, or vesting of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

PROPOSAL 4

APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

In October 1995, the Board of Directors adopted, and the shareholders subsequently approved, our 1995 Employee Stock Purchase Plan, or the Purchase Plan. The Purchase Plan allows for employees to share in the growth and prosperity of SST by providing them with an opportunity to purchase stock in SST on favorable terms through payroll deductions. Upon adoption 2,550,000 shares of Common Stock were reserved for issuance under the Purchase Plan. As a result of a subsequent amendment, as of March 31, 2003, 3,600,000 shares were reserved for issuance under the Purchase Plan. In April 2003, our Board amended the Purchase Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the Purchase Plan by 2,400,000 shares to 6,000,000 shares. If approved by our shareholders, the 2,400,000 share increase to the Purchase Plan will be available for offering periods commencing after the 2003 Annual Meeting.

During fiscal 2002, we issued shares of Common Stock under the Purchase Plan as follows: 6,499 and 4,342 shares at $7.04 and $4.54 per share, respectively, to all current officers as a group and 193,222 and 313,690 shares at $7.04 and $4.54 per share, respectively, to all employees, excluding officers, as a group.

As of March 31, 2003 an aggregate of 3,266,401 shares of SST's Common Stock had been granted under the Purchase Plan. Only 333,599 shares of Common Stock remained available for future grant under the Purchase Plan. We anticipate that the remaining 333,599 shares of Common Stock will be purchased during the current offering period which concludes on July 31, 2003.

Shareholders are requested in this Proposal 4 to approve the Purchase Plan, as amended. The Board of Directors believes that the Purchase Plan is necessary to enable SST to provide meaningful equity incentives to attract, motivate and retain employees and recommends that the shareholders approve the amended Purchase Plan.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, will be required to approve the Purchase Plan, as amended. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

Purpose

The Purchase Plan provides a means by which our employees, or employees of one of our affiliates designated by the Board, may be given an opportunity to purchase our stock in order to retain the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success.

Administration

The Purchase Plan shall be administered by our Board of Directors, or Board, unless and until the Board delegates administration to a committee. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Purchase Plan, to determine when and how rights to purchase our stock shall be granted and the provisions of each offering of such rights (which need not be identical), and to construe and interpret the Purchase Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Purchase Plan, in a manner and to the extent it shall deem necessary or expedient to make the Purchase Plan fully effective.

Shares Subject to the Plan

The Purchase Plan shall not exceed in the aggregate 6,000,000 shares of our Common Stock, of which 2,400,000 shares will be available for offering periods commencing after the 2003 Annual Meeting. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Eligibility

Any person who is employed by us for at least twenty (20) hours per week and more than five (5) months per calendar year is eligible to participate in the Purchase Plan, providing that the employee is employed on the first day of an Offering, or for such period preceding the first day of an Offering, not to exceed two years, as may be required by the Board, does not possess more than 5% of the total combined voting power of SST as defined by section 424(d) and 423(b) or the Code, and where the fair market value of stock purchased under the Purchase Plan does not exceed $25,000 in one year. As of March 31, 2003, approximately 492 employees are eligible to participate in the Purchase Plan.

Offering Period

Each Offering under the Purchase Plan is generally for a period of 6 months and cannot exceed 27 months. Offerings currently run from February 1 through July 31 and from August 1 through January 31. The Board can change the duration of the Offerings for future Offerings at least 15 days prior to the scheduled beginning of the first Offering to be affected. The first day of each Offering is called the "Offering Date" and the last day of each Offering is called the "Purchase Date".

Purchase Price

The purchase price of the shares is accumulated by payroll deductions during the Offering. The deductions may not exceed 10% of a participant's eligible earnings or $25,000 of fair market value of stock over each calendar year. Eligible earnings is defined as an employee's regular salary or wages which shall include overtime pay, but shall exclude bonuses, commissions, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits, education or business expense reimbursements. The purchase price shall not be less than the lesser of 85% of the fair market value of the stock on the Offering Date or the Purchase Date.

Participation; Withdrawal; Termination

A participant may reduce (including to zero) payroll deductions at any time during the Offering. A participant may terminate his or her payroll deductions under the Purchase Plan and withdraw from the Offering by delivering to us a notice of withdrawal in such form as we provide. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a participant, we shall distribute to such participant all of his or her accumulated payroll deductions, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Purchase Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Purchase Plan. Upon cessation of any participating employee's employment with us the participant's interest will be terminated and payroll deductions will be returned to the participant without interest. Rights granted under the Purchase Plan shall not be transferable by a participant except as provided for in the Purchase Plan.

Exercise

On each Purchase Date, each participant's accumulated payroll deductions will be applied to the purchase of whole shares of our stock, up to the maximum number of shares permitted pursuant to the terms of the Purchase Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Purchase Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Purchase Plan, unless such participant withdraws from such next Offering, or is no longer eligible to be granted rights under the Purchase Plan, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to or greater than the amount required to purchase one whole share of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

Adjustments upon Changes in Capitalization

The shares reserved under the Purchase Plan, as well as the price per share of Common Stock covered by each right under the Purchase Plan which has not yet been exercised, will be proportionately adjusted for any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effective without receipt of consideration by us. In the event of the proposed dissolution, liquidation, merger, consolidation, reverse merger or any other capital reorganization as defined in the Purchase Plan, then, as determined by the Board, the surviving corporation may assume the rights outstanding, or such rights may continue in full force and effect or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the change in control for the transaction and the participants' rights under the ongoing Offering terminated.

Amendment of the Plan

Our Board of Directors may, at any time and any reason, terminate or amend the Purchase Plan. Except as to adjustments upon changes in stock, no amendment shall be effective unless approved by our shareholders within 12 months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for rights under the Purchase Plan. Shareholder approval may be required for certain amendments in order to comply with the federal securities or tax laws, or any other applicable law or regulation.

Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Designation of Beneficiary

A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Purchase Plan in the event of such participant's death during an Offering.

Termination or Suspension of the Plan

The Board in its discretion, may suspend or terminate the Purchase Plan at any time. No rights may be granted under the Purchase Plan while the Purchase Plan is suspended or after it is terminated.

Federal Income Tax Information

The following information is a general summary of some of the current federal income tax consequences of the Purchase Plan to participants and us. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

Tax Treatment of Participants. A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares. If the participant holds the shares for more than one year after the Purchase Date and more than two years after the Offering Date, or if the participant dies while owning the shares, the participant will generally realize ordinary income when disposing of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% of the fair market value of the shares on the Offering Date, whichever is less. Any additional gain or loss will be taxed as a long-term capital gain or loss. If the shares are sold for less than the purchase price, there is no ordinary income, but the participant will have a long-term capital loss for the difference between the purchase price and the sales price. If a participant sells or makes a gift of the shares less than one year after the Purchase Date or less than two years after the Offering Date, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the Purchase Date. The difference between the sales price and the fair market value on the Purchase Date will be a capital gain or loss, taxable at short-term capital gain rates if the shares are held twelve months or less and at long-term capital gain rates if the shares are held longer than twelve months.

Tax Treatment of SST. There are no federal income tax consequences to SST by reason of the grant or exercise of rights under the Purchase Plan. When a participant recognizes ordinary income by disposing of shares before the one-year or two-year holding period ends, SST will generally be entitled to a tax deduction in the amount of the ordinary income.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003 and the Board of Directors has directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants is not required by our bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in our best interests and our shareholders.

PricewaterhouseCoopers LLP fees for the fiscal years ended December 31, 2001 and 2002 are as follows:

	2001	2002
Audit fees	$539,000	$612,000
Audit-related fees	$21,000	$ --
Tax fees	$209,000	$206,000
All other fees	$7,000	$5,000
Total	$776,000	$823,000

Audit Fees: This category includes fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual "management letter" on internal control matters.

Audit-Related Fees: This category consists of assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include other accounting consulting related to an acquisition.

Tax Fees: This category consists of professional services rendered by PricewaterhouseCoopers LLP for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees: This category consists of fees for other miscellaneous items.

The Audit Committee has determined the rendering of other professional services for tax compliance and tax advice by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting, which shares voting affirmatively also constitute at least a majority of the required quorum, at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been ratified.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of April 4, 2003 by:

    each of the officers listed in the "Summary Compensation Table";
    each director;
    all of our officers and directors as a group; and
    all those known by us to be beneficial owners of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 4, 2003. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Percentage of ownership is based on 94,272,375 shares of Common Stock outstanding on April 4, 2003. Unless otherwise indicated, the address of each of the individuals named below is: c/o Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

	Beneficial Ownership
Name	Shares Issuable Pursuant to Options Exercisable Within 60 Days of April 4, 2003	Number of Shares (Including Number Shown in First Column)	Percentage of Total
Officers and Directors
Bing Yeh (1)	336,798	11,346,798	12.0%
Yaw Wen Hu (2)	346,622	1,252,210	1.3%
Michael Briner (3)	187,689	816,558	*
Derek Best	101,999	249,326	*
Isao Nojima	228,041	682,433	*
Tsuyoshi Taira	92,570	92,570	*
Yasushi Chikagami	74,931	141,300	*
Ronald Chwang	58,406	179,613	*
All officers and directors
as a group (10 persons)	1,501,221	15,149,771	15.8%
5% Shareholders
Perkins, Wolf, McDonnell & Company (4)	-	10,277,070	10.9%

___________________________________

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

  Includes (1) 3,328,163 shares held by the Yeh Family Trust U/D/T dated August 14, 1995, of which Mr. Yeh and his wife are trustees, (2) 7,591,837 shares held by Golden Eagle Capital L.P. of which Mr. Yeh and his wife are general partners and (3) 90,000 shares purchased under an IRA account in the name of Bing Yeh. Mr. Yeh disclaims beneficial ownership of the shares held by Golden Eagle Capital L.P. except to the extent of his pecuniary interest therein.

  Includes 15,000 shares held by each of Mr. Hu's two minor children.

  Includes 24,000 shares and 14,000 shares held by Tammy Briner, custodian of Jeffrey Daniel Briner (UCAUTMA) and Katherine M. Briner (UTMA/CA), respectively.

  Perkins, Wolf, McDonnell & Company is located at 310 S. Michigan Ave. Suite 2600, Chicago, IL 60604. Based solely on a Schedule 13G filed with the SEC on March 11, 2003 by Perkins, Wolf, McDonnell & Company.

Compliance with the Reporting Requirements of Section 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers and directors were complied with.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS (1)

The Audit Committee oversees SST's financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of SST's accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Form 10-K with SST's management.

The Audit Committee met with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and reviewed and discussed the audited financial statements and other issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended. In addition, the Audit Committee discussed with the independent auditors their independence from management and SST, including the matters in the written disclosures required by Independence Standards Board Standard and considered the compatibility of any non-audit services with the auditors' independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee has selected, subject to shareholder ratification, PricewaterhouseCoopers LLP as SST's independent auditors for the year ending December 31, 2003.

Audit Committee

Ronald Chwang
Tsuyoshi Taira
Yasushi Chikagami

___________________________________

(1) Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

COMPENSATION

Compensation of Directors

Our directors do not currently receive any cash compensation from us for their service as members of our Board of Directors, although they are reimbursed for certain travel-related expenses in connection with attendance at Board and committee meetings in accordance with our policy.

Each of our non-employee directors receives stock option grants under our 1995 Non-Employee Directors' Stock Option Plan, or the Directors' Plan. During 2002, we granted options under the Directors' Plan covering 18,000 shares to each of Messrs. Taira, Chikagami and Chwang at an exercise price of $8.16 per share based on the closing sales price reported on the Nasdaq National Market on the date of grant. See Proposal 3 for more information regarding the Directors' Plan.

Compensation of Officers

Summary of Compensation

The following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, compensation awarded or paid to, or earned by our Chief Executive Officer and our four other most highly compensated officers at December 31, 2002. Amounts under the column "All Other Compensation" include matching contributions to 401(k) plans, patent awards, and amounts paid by us on behalf of the officers for supplemental life insurance.

Summary Compensation Table
		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Stock Options	All Other Compensation
Bing Yeh	2002	$ 392,700	$ -	30,000	$ 3,557
President and Chief Executive	2001	$ 392,700	$151,999	45,000	$ 1,928
Officer	2000	$ 330,000	$ 75,242	300,000	$ 1,973

Yaw Wen Hu	2002	$ 286,560	$ -	12,059	$ 2,864
Senior Vice President, Operations	2001	$ 286,559	$115,109	17,454	$ 1,596
and Process Development	2000	$ 242,833	$ 56,818	147,321	$ 1,668

Michael Briner	2002	$ 246,330	$ -	11,529	$ 2,185
Senior Vice President, Application	2001	$ 251,984	$ 90,530	50,047	$ 1,355
Specific Product Group	2000	$ 224,986	$ 40,458	48,842	$ 1,973

Derek Best	2002	$ 248,400	$ - (1)	10,999	$ 2,166
Senior Vice President, Sales and	2001	$ 248,400	$ 84,839	15,649	$ 2,288
Marketing	2000	$ 213,797	$ 38,843	109,437	$ 973

Isao Nojima	2002	$ 214,593	$ -	8,905	$ 1,644
Vice President, Standard Memory	2001	$ 214,593	$ 71,285	11,556	$ 3,539
Product Group	2000	$ 180,330	$ 38,706	50,350	$ 4,473

___________________________________

(1) During 2002, Mr. Best also earned a cash bonus of $604,900 in recognition of his responsibilities and services during the year. The bonus was paid in January 2003.

Stock Option Grants and Exercises

The following tables show for the fiscal year ended December 31, 2002, information regarding options granted to, exercised by, and held at year end by the officers listed in the Summary Compensation Table above.

2002 Stock Option Grants

The exercise price of each option was equal to the fair market value of our Common Stock on the date of grant. Mr. Yeh's option was equal to 110% of the fair market value of our Common Stock on the date of grant. The exercise price may be paid in cash, in shares of our Common Stock valued at fair value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

- multiplying the number of shares of Common Stock subject to a given option by 100% of the fair market value of our common stock on the date of grant;

- assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

- subtracting from that result the aggregate option exercise price.

The shares listed in the following table under "Number of Securities Underlying Option Granted" are subject to vesting. Each of the stock options listed in the table, except for Mr. Yeh's option, vests monthly over a one-year period beginning approximately two to four years from the date of grant. Mr. Yeh's option vests over a four-year period, 25% after one year and 2.083% per month thereafter. Each of the options has a ten-year term, except for Mr. Yeh's option which has a five-year term, subject to earlier termination if the optionee's service with us ceases. Under certain circumstances following a change of control, the vesting of such option grants may accelerate and become immediately exercisable.

Percentages shown under "Percent of Total Options Granted in 2002" are based on 1,377,000 options granted to our employees and directors during 2002.

Individual Grants
	Number of Securities Underlying	Percent of Total Options			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Options Granted	Granted in 2002	Exercise Price	Expiration Date	5%	10%
Bing Yeh	30,000 (1)	2.18%	$ 9.28	1/21/07	$ 44,634	$ 129,261
Yaw Wen Hu	12,059 (2)	0.88%	$ 3.65	10/15/12	$ 27,681	$ 70,149
Michael Briner	11,529 (3)	0.84%	$ 3.65	10/15/12	$ 26,464	$ 67,066
Derek Best	10,999 (4)	0.80%	$ 3.65	10/15/12	$ 25,248	$ 63,983
Isao Nojima	8,905 (5)	0.65%	$ 3.65	10/15/12	$ 20,441	$ 51,802

___________________________________

  Option vests as to 25% of the shares on 1/21/03 and 2.083% per month thereafter for three years.
  Option vests monthly over a one-year period beginning on 10/16/04.
  Option vests monthly over a one-year period beginning on 11/23/04.

  Option vests monthly over a one-year period beginning on 6/2/05.
  Option vests monthly over a one-year period beginning on 3/15/05.

Aggregate Option Exercises in
2002 and 2002 Year-End Option Values

Amounts shown under the column "Value Realized" are based on the closing sales price of our Common Stock on the date of exercise as reported on the Nasdaq National Market less the exercise price. Amounts shown under the column "Value of Unexercised In-the-Money Options at December 31, 2002" are based on the closing price of our Common Stock ($4.04) on December 31, 2002, as reported on the Nasdaq National Market, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2002 Exercisable / Unexercisable	Value of Unexercised In-The-Money Options at December 31, 2002 Exercisable / Unexercisable
Bing Yeh	-	$ -	351,562 / 53,438	$88,200 / $ -
Yaw Wen Hu	115,900	$ 749,705	329,438 / 68,508	$527,961 / $4,703
Michael Briner	120,000	$ 657,600	311,243 / 46,375	$742,800 / $4,496
Derek Best	33,519	$ 258,666	77,302 / 89,286	$22,767 / $32,767
Isao Nojima	241,000	$ 1,600,817	216,456 / 47,591	$502,478 / $14,863

Equity Compensation Plan Information

SST has three stockholder approved equity compensation plans: the 1995 Equity Incentive Plan, 1995 Non-Employee Directors' Plan and 1995 Employee Stock Purchase Plan. See Proposals 2, 3 and 4 for a description of these plans. The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	10,654,604	$7.46 (2)	5,894,706
Equity compensation plans not approved by security holders	-	-	-
Total	10,654,604	$7.46	5,894,706

___________________________________

  The plans included in this row include our 1995 Equity Incentive Plan, 1995 Non-Employee Directors' Plan and 1995 Employee Stock Purchase Plan.
  Represents the weighted average exercise price of outstanding stock options only.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON COMPENSATION (1)

Our officer compensation program is administered by the Compensation Committee of the Board of Directors which is composed of Messrs. Taira, Chikagami and Chwang, each a non-employee director of SST and Bing Yeh, our President and Chief Executive Officer; and the Stock Option Committee which consists of Messrs. Taira, Chikagami and Chwang.

Our officer compensation program is designed to retain and reward officers who are responsible for leading us in achieving our business objectives. The salary compensation of the Chief Executive Officer is established by the non-employee members of the Compensation Committee, Messrs. Taira, Chikagami and Chwang. This report is submitted by the Compensation Committee and the Stock Option Committee and addresses our compensation policies for the fiscal year ended December 31, 2002 as they affect Bing Yeh, in his capacity as our President and Chief Executive Officer, and our other officers.

Compensation Philosophy

The objectives of our compensation program are to:

    align compensation with our business objectives and individual performance;
    motivate and reward high levels of performance;
    recognize and reward the achievement of team and individual goals; and
    enable us to attract, retain and reward officers who contribute to our long-term success.

Our officer compensation philosophy is to tie a significant portion of our compensation to our performance and attainment of team and individual goals and objectives by our officers and is based on the following:

- The Committee regularly compares our officer compensation practices with those of other companies in the semiconductor industry and other technology-related industries and sets our compensation guidelines based on this review. Our base annual salaries for our officers are generally in the low to mid-range of those paid to officers of companies with comparable revenue targets in high technology industries. The Compensation Committee and the Stock Option Committee seek, however, to provide our officers with opportunities for higher compensation through profit sharing and stock options which, when we are profitable, places total compensation in the mid to upper-range of comparable companies.

- The Committee believes that an officer compensation program that ties profit sharing awards to performance and achievement of our stated goals serves both as an influential motivator to its officers and as an effective instrument for aligning their interests with those of our shareholders.

- The Committee also believes that a substantial portion of the compensation of our officers should be linked to the success of our stock in the marketplace. The linkage is achieved through our stock option program, which also serves to more fully align the interests of management with those of our shareholders.

______________________

(1) Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

Implementation of Compensation Program

Annual compensation for our officers consists of four principal elements - salary, cash bonus, profit sharing and stock options.

The Compensation Committee sets the base annual salary and levels of compensation for officers by reviewing compensation for comparable positions in the market and the historical compensation levels of our officers. Currently, the base annual salaries of our officers are at levels which the Compensation Committee believes are generally in the low to mid-range of those of officers of companies with which we compare ourselves. The Compensation Committee members participate in the deliberations of the annual salaries for all officers other than for compensation for Mr. Yeh. The non-employee members of the Compensation Committee deliberate upon and set Mr. Yeh's annual salary. Increases in annual salaries are based on a review and evaluation of officer salary levels and the demonstrated capabilities of the officers in managing the key aspects of a fabless semiconductor company, including:

    corporate partnering, patent strategy and technology collaborations;
    research and development;
    market development and market penetration;
    financial matters, including attracting capital and financial planning; and
    human resources.

Compensation of the Chief Executive Officer in Fiscal 2002

As discussed below, Mr. Yeh is eligible to participate in the same officer compensation plans available to our other officers. The non-employee members of the Compensation Committee set Mr. Yeh's total annual compensation, including compensation derived from our profit sharing program, at a level it believes is appropriate in comparison with other chief executive officers at mid-sized companies in technology-related industries with comparable revenue targets.

Mr. Yeh earned $392,700 in 2002 as base salary. Despite Mr. Yeh's contributions with respect to our increase in product shipments, the introduction of new products, the advancement of market development and diversification of market penetration, the continued development of corporate partnership strategy, and the refinement of overall strategic direction, we decided not to increase Mr. Yeh's base salary in 2003. In addition, due to economic conditions, none of our employees received annual salary increases from 2002 to 2003, and therefore we and Mr. Yeh did not believe that it would be appropriate to increase Mr. Yeh's base salary. No profit sharing was earned by Mr. Yeh during 2002 as we incurred operating loss for 2002. Profit sharing is calculated and based on a pre-determined formula that is applied to our employees as described below. During 2002, Mr. Yeh was also granted an option to purchase 30,000 shares of our Common Stock at an exercise price of $9.28, based on 110% of the closing price of our Common Stock as reported on the Nasdaq National Market on the date of grant. The options were granted in recognition of Mr. Yeh's performance and were intended to provide him with a continuing incentive to remain with SST and contribute to our success.

Profit Sharing and Cash Bonus

During 2002, profit sharing was calculated for all employees, including officers but excluding employees in the sales department, twice using two pre-determined profit sharing-based formulas. The first formula allocates 10% of our operating profit to a profit sharing pool provided that we have met our twin profitability goals of both pre-tax profits and operating profits in excess of 10% of sales. If pre-tax profits or operating profits are less than 10% of sales, no allocation is made to profit sharing. Further, effective March 31, 2001, the first formula is also reduced by a quality adjustment, which is calculated based on the percentage difference between gross product revenues and net product revenues, and then multiplied by five. The profit sharing pool to be distributed is reduced by this percentage. The second formula apportions some of the profit sharing pool, if any, to each employee based on the employee's length of employment, level of performance and base salary and the individual employee's compliance with our Management by Objective, or MBO, method to help employees with planning their work. An individual's profit sharing is subject to a 20% reduction if an employee fails to post his or her MBOs on our intranet by a specified time. No bonus is paid to an employee who has worked for us for less than six months. Level of performance is a numerical value assigned in performance reviews independently of the profit sharing program. We currently calculate bonuses based on our financial performance in the periods January 1 through June 30 and July 1 through December 31. During 2002, a separate bonus plan was used for employees in the sales department, which is based on performance to pre-determined sales quotas and product design wins which generate minimum revenue thresholds. The sales bonus portion that relates to sales quotas is also subject to quality adjustment in the manner described above. The Senior Vice President of Sales & Marketing and the Vice President of North American Sales participate in our overall profit sharing plan but not in the sales bonus plan. Further, during 2002, Derek Best, our Senior Vice President of Sales & Marketing earned a cash bonus of $604,900 in recognition of his responsibilities and services during the year. The bonus was paid in January 2003.

As we did not achieve our profitability requirements of the profit sharing plan for the periods January 1, 2002 through June 30, 2002 and July 1, 2002 through December 31, 2002, none of our officers, or any other employee, were eligible for profit sharing in 2002.

Stock Awards

Total compensation at the officer level also includes long-term incentives offered by stock awards under the Incentive Plan. Stock awards are designed to align the long-term interests of our employees with those of our shareholders and to assist in the retention of employees. The size of an individual stock award is generally intended to reflect the employee's position with us and his or her importance, past and future anticipated contributions to our business, and how many years of future service for which the employee has non-vested options. It has been our practice to fix the exercise price of stock option grants at 100% of the fair market value per share on the date of grant. Options are generally subject to vesting over a four or five year period to encourage key employees to continue in our employ. As required under our Incentive Plan, the exercise price of stock option grants for officers who own more than 10% of the shares of our outstanding stock is set at 110% of the fair market value on the date of grant.

The Stock Option Committee administers the Incentive Plan for our officers. The Board has delegated to the Non-Officers Stock Option Committee the administration of the Incentive Plan for all of our other employees for option grants of not more than 36,000 shares per option grant. In January 1997, a stock replenishment program was approved by the Board of Directors whereby options may be granted on a smaller and more frequent basis to both our officers and employees in order to ensure that each eligible employee possesses non-vested options for four years of future service. We have granted, and intend to continue to grant, options to our officers on a routine basis as part of this stock replenishment program.

Federal Tax Considerations

Section 162(m) of the Code limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and Treasury regulations.

Compensation Committee

Bing Yeh
Tsuyoshi Taira
Yasushi Chikagami
Ronald Chwang

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee of the Board of Directors is composed of Messrs. Yeh, Taira, Chikagami and Chwang.

No current member of the Compensation Committee, other than Mr. Yeh, is an officer or employee of SST, and none of our officers serves as a member of a compensation committee of any entity that has one or more officers serving as a member of our Compensation Committee.

Performance Measurement Comparison

The following chart shows the total shareholder return of an investment of $100 in cash on December 31, 1997 for:

    our Common Stock;
    the Nasdaq Stock Market (U.S.) Index;
    the JP Morgan H&Q Semiconductors Index (no longer available as of March 1, 2002); and
    the RDG Semiconductor Composite.

All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 1998, 1999, 2000, 2001 and 2002. We have never paid a cash dividend.

This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation of language in any such filings.

Certain Relationships and Related Transactions

Business Relationships

Mr. Yeh is a member of the board of directors of Apacer Technology, Inc. or Apacer, one of our customers and vendors. As of December 31, 2002, we owned a 10.3% interest in Apacer. In 2002, Apacer accounted for $899,000, or 0.4%, of our net product revenues, and we purchased $588,000 in products and services from Apacer.

Mr. Yeh is a member of the board of directors of PCT, a privately held Taiwanese company. PCT is one of our manufacturers' representatives. As of December 31, 2002, we owned a 15.0% interest in PCT. PCT has a separate company and wholly-owned subsidiary, SPT, which provides planning, warehousing, delivery, billing, collection and other logistic functions for us in Taiwan, China and other Southeast Asia countries. In 2002, PCT and its subsidiary SPT together accounted for $140.1 million, or 57.4%, of our net product revenues. At December 31, 2002, we had net accounts receivable from SPT of $25.0 million.

Loans to Executive Officers

In March 2001, we loaned $278,063.95 to Derek Best, our Senior Vice President, Sales and Marketing. Under the terms of the promissory note interest-only payments of $1,969.62 were due monthly for 12 months and a balloon payment for the total principal amount and accrued interest due was to be paid on March 30, 2002. The note was unsecured and bore a simple interest rate of 8.5%. All interest payments on this note were made timely in accordance with the term of the note through December 31, 2001. On January 1, 2002, we loaned an additional $40,000 to Mr. Best. The first note was canceled and the remaining amount due of $278,063.95 was incorporated into a new note of $318,063.95. Under the terms of the new note, both the principal amount and accrued interest were due at the end of the term of the note on December 31, 2002. The note was unsecured, and it bore a simple interest rate of 3.53% per annum. The principal amount and accrued interest due were paid in full in January 2003.

In April 2002, we loaned an additional $200,000 to Mr. Best. Under the terms of the promissory note both the principal amount and accrued interest were due at the end of the term of the note on August 10, 2002. The note was unsecured, and bore a simple interest rate of 3.53% per annum. The principal amount and accrued interest due were paid in full in August 2002. All loans to Mr. Best were intended to assist Mr. Best finance his primary residence.

Indemnity Agreements

We have entered into indemnity agreements with our executive officers and directors which provide, among other things, that we will indemnify these persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or agent, and otherwise to the full extent permitted under California law and our bylaws.

As a matter of policy, all transactions between us and any of our officers, directors or principal shareholders will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be in connection with our bona fide business purposes.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors /s/ Jeffrey L. Garon JEFFREY L. GARON Secretary

April 30, 2003

Our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002 is available without charge upon written request to: Corporate Secretary, Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

SILICON STORAGE TECHNOLOGY, INC.

1995 EQUITY INCENTIVE PLAN

Adopted on October 3, 1995

Approved by the Shareholders November 1995

Amended by the Board of Directors June 1998 and

Approved by the Shareholders July 1998

Amended by the Board of Directors April 1999 and

Approved by the Shareholders July 1999

Amended by the Board of Directors April 2000 and

Approved by the Shareholders June 2000

Amended by the Board of Directors April 2001

Approved by the Shareholders June 2001

Amended by the Board of Directors April 2002

Approved by the Shareholders June 2002

Amended by the Board of Directors April 2003

Introduction

This Silicon Storage Technology, Inc. 1995 Equity Incentive Plan is an amendment and restatement of the Silicon Storage Technology, Inc. 1990 Stock Option Plan as amended June 1998 and April 1999. Shares reserved for issuance under the 1990 Stock Option Plan shall hereafter be reserved for issuance, and issued, under the terms of this 1995 Equity Incentive Plan, as amended and restated in the form below.

1. Purposes.

(a) The purpose of the Plan is to provide a means by which selected Employees and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. Definitions.

  (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) "Company" means Silicon Storage Technology, Inc., a California corporation.

(f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

(g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

(h) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

(i) "Director" means a member of the Board.

(j) "Disinterested Person" means a Director: who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

(k) "Employee" means any person employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

(1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

(p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) "Option" means a stock option granted pursuant to the Plan.

(s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

(u) "Plan" means this Silicon Storage Technology, Inc. 1995 Equity Incentive Plan.

(v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(w) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

(x) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(y) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(z) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or a Stock Award as provided in Section 14.

(c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4. Shares Subject To The Plan.

(a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate thirty one million seven hundred fifty thousand (31,750,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

(a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees or Consultants.

(b) A Director may be eligible for benefits of the Plan only if such Director is also an Employee at the time of the grant.

(c) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(c) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

(d) No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

(j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. Terms Of Stock Bonuses And Purchases Of Restricted Stock.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. Stock Appreciation Rights.

(a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

(b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(2) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(3) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. Cancellation And Re-Grant Of Options.

The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10. Covenants Of The Company.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. Use Of Proceeds From Stock.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. Miscellaneous.

(a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13. Adjustments Upon Changes In Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14. Amendment Of The Plan and Stock Awards.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. Termination Or Suspension Of The Plan.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2009, which shall be within ten (10) years from the date the amended Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. Effective Date Of Plan.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

SILICON STORAGE TECHNOLOGY, INC.

1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Adopted on October 3, 1995

Approved by the Shareholders November 1995

Amended by the Board of Directors April 1999

Approved by the Shareholders July 1999

Amended by the Board of Directors April 2002

Approved by the Shareholders June 2002

Amended by the Board of Directors April 2003

1. Purpose.

(a) The purpose of the Silicon Storage Technology, Inc. 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Silicon Storage Technology, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company. (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

(c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. Administration.

(a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

(b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. Shares Subject To The Plan.

(a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate nine hundred fifty thousand (950,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Eligibility.

Options shall be granted only to Non-Employee Directors of the Company.

5. Non-Discretionary Grants.

(a) Upon the date of the effectiveness of the Company's initial public offering (the "Effective Date"), each person who is then a Non-Employee director automatically shall be granted an option to purchase seventy two thousand (72,000) shares of common stock of the Company on the terms and conditions set forth herein.

(b) Each person who, after the Effective Date, is elected for the first time to be a Non-Employee Director automatically shall be granted, upon the date of initial election to be a Non-Employee Director by the Board or shareholders of the Company, an option to purchase forty five thousand (45,000) shares of common stock of the Company on the terms and conditions set forth herein.

(c) On the date of each annual meeting of the Company after the Effective Date, commencing with the annual meeting held in 1997, (i) each person who is then a Non-Employee Director and continuously has been a Non- Employee Director since the Company's annual meeting in the immediately preceding year automatically shall be granted an option to purchase eighteen thousand (18,000) shares of common stock of the Company on the terms and conditions set forth herein, and (ii) each other person who is then a Non- Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying eighteen thousand (18,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

6. Option Provisions.

Each option shall be subject to the following terms and conditions:

(a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant (the "Expiration Date"). If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all such service under the provisions of subparagraph 6(e).

(b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

(c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) Payment of the exercise price per share in cash at the time of exercise; or

(ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

(iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

(d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

(e) The option shall become exercisable upon grant in accordance with its terms.

(f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then- currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

(g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

(h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7. Covenants Of The Company.

(a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. Use Of Proceeds From Stock.

Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. Miscellaneous.

(a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

(b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

(c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

(d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

(e) In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal or lapse of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

(f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

(i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(ii) If the common stock is quoted on Nasdaq (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(iii) In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.

Notwithstanding the foregoing, the fair market value of the common stock for an option granted on the Effective Date shall be the price per share at which shares of common stock of the Company are first sold to the public in the Company's initial public offering.

10. Adjustments Upon Changes In Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by shareholders of the Company immediately before such transaction, the time during which options outstanding issued prior to January 1, 1999 under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

11. Amendment Of The Plan.

(a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code or applicable regulations or rulings thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares which may be issued under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Code.

(b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. Termination Or Suspension Of The Plan.

(a) The Board in its discretion, may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

(c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. Effective Date Of Plan; Conditions Of Exercise.

(a) The Plan shall become effective on the approval of the Board of Directors, subject to the condition that the Plan be approved by the shareholders of the Company.

(b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

SILICON STORAGE TECHNOLOGY, INC.

1995 EMPLOYEE STOCK PURCHASE PLAN

Adopted October 3, 1995

Approved by the Shareholders November 1995

Amended by the Board of Directors April 1999

Approved by the Shareholders July 1999

Amended by the Board of Directors April 2003

1. Purpose.

(a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Silicon Storage Technology, Inc., a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

(b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

(c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2. Administration.

(a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

(c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. Shares Subject to the Plan.

(a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate six million (6,000,000) shares of the Company's common stock (the "Common Stock"), of which two million four hundred thousand shares (2,400,000) shall only be available for offerings (as defined below) commencing after the date of the 2003 Annual Meeting of shareholders. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Grant of Rights; Offering.

The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5. Eligibility.

(a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6. Rights; Purchase Price.

(a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7. Participation; Withdrawal; Termination.

(a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, but shall exclude bonuses, commissions, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8. Exercise.

(a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9. Covenants of the Company.

(a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. Use of Proceeds from Stock.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. Rights as a Shareholder.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12. Adjustments upon Changes in Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

(b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13. Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Termination or Suspension of the Plan.

(a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16. Effective Date of Plan.

The Plan shall become effective on the day immediately after the approval of the Board of Directors (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

PROXY	SILICON STORAGE TECHNOLOGY, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2003	PROXY

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on June 20, 2003 and hereby appoints Bing Yeh and Jeffrey L. Garon, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Silicon Storage Technology, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Silicon Storage Technology, Inc. to be held at the offices of the Company at 1156 Sonora Court, Sunnyvale, California 94086 on Friday, June 20, 2003 at 2:00 p.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued, and to be signed on the other side)

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Annual Meeting of Shareholders
SILICON STORAGE TECHNOLOGY, INC.

June 20, 2003

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect directors to serve for the ensuing year and until their successors are elected.
☐ FOR ALL NOMINEES	NOMINEES
☐ WITHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	0 Bing Yeh 0 Yaw Wen Hu 0 Tsuyoshi Taira 0 Yasushi Chikagami 0 Ronald Chwang
INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: •

2. To approve our 1995 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,500,000 to 31,750,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. To approve our 1995 Non-Employee Directors' Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 150,000 to 950,000 shares.	☐	☐	☐
4. To approve our 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 to 6,000,000 shares.	☐	☐	☐
5. To ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003.	☐	☐	☐
6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3, 4 and 5 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.

☐

Signature of Shareholder__________________________________ Date _______      Signature of Shareholder____________________________________ Date _______

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.